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                                                                    EXHIBIT 23.1
                                                  CONSENT OF ARTHUR ANDERSON LLP


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 18, 2000 included in Lennox International Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                                      Arthur Andersen LLP

Dallas, Texas
  October 10, 2000